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                                                        EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-86944) pertaining to the 1994 Stock Option Plan of Celadon Group, Inc., of our report dated August 26, 1997, with respect to the consolidated financial statements and schedule of Celadon Group, Inc., included in the Annual Report on Form 10-K for the year ended June 30, 1997.


                                                       /s/ ERNST & YOUNG LLP

Indianapolis, Indiana
September 10, 1997

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